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                                                                Exhibit 23.1

Consent Of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into the Registrant's previously filed Registration Statement Nos. 33-28250, 33-58723, 333-50719, 333-69331, 333-91519, and 333-91512 on Form S-8 and Registration Statement Nos. 333-46093, 333-46123, and 333-61583 on Form S-3.

                                                             Arthur Andersen LLP